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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)   August 9, 1999
                                                  ------------------------------

                               CISCO SYSTEMS, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

     CALIFORNIA                       0-18225                  77-0059951
--------------------------------------------------------------------------------
(State or other jurisdiction         (Commission             (IRS Employer
      of incorporation)               File Number)          Identification No.)

   170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                      95134-1706
--------------------------------------------------------------------------------
     (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code        (408) 526-4000
                                                      --------------------------

--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


                                   SIGNATURES*

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                          CISCO SYSTEMS, INC.
                    -----------------------------------------------------------
                                             (Registrant)

 August 12, 1999                           Larry R. Carter
------------------ -------------------------------------------------------------
       Date         Larry R. Carter, Vice President, Finance and Administration,
                                Chief Financial Officer and Secretary

ITEM 5. OTHER EVENTS

     On August 9, 1999, Cisco Systems, Inc. ("Cisco") and KPMG LLP announced that Cisco had entered into a letter of intent with KPMG LLP and KPMG Consulting Inc. ("KPMG Consulting") pursuant to which it agreed in principle to make a $1.05 billion equity investment in KPMG Consulting in connection with KPMG Consulting's planned separation from KPMG LLP. In connection with the transaction, Cisco and KPMG Consulting intend to form a global alliance to provide networking services and products to customers. The transaction is subject to mutually satisfactory definitive documentation and receipt of necessary corporate and regulatory approvals. A copy of the press release issued by Cisco on August 9, 1999, concerning the transaction is attached as Exhibit
20.1 and is incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c)      Exhibits

              20.1 Press Release of Cisco, dated August 9, 1999, announcing the planned $1.05 billion investment in KPMG Consulting, Inc.



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                                  EXHIBIT INDEX

                             Description of Document


      Exhibit
      Number
      ------

       20.1     Press Release of Cisco dated August 9, 1999